UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2026

Forge Global Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.
On March 2, 2026, The Charles Schwab Corporation, a Delaware corporation (“Schwab”), completed its previously announced acquisition of Forge Global Holdings, Inc., a Delaware corporation (the “Company”), through the merger of Ember-Falcon Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Schwab (“Merger Sub”), with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Schwab (the “Surviving Corporation”), pursuant to the Agreement and Plan of Merger, dated as of November 5, 2025 (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Schwab and Merger Sub.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock of the Company, par value $0.0001 per share (the “Shares”) that was owned by Schwab, Merger Sub, the Company or any wholly owned subsidiary of Schwab or the Company (in each case, not held on behalf of third parties) ceased to be outstanding, were cancelled without payment of any consideration therefor and ceased to exist, and (ii) each other Share issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to $45.00, without interest (the “Per Share Merger Consideration”). As a result of the consummation of the transactions contemplated by the Merger Agreement, the Company became a wholly owned subsidiary of Schwab at the Effective Time.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.
Pursuant to the Merger Agreement, at the Effective Time:
•Each outstanding Company stock option (a “Company Option”) was cancelled in exchange for the right to receive, without interest, an amount in cash equal to the product obtained by multiplying (1) the number of Shares subject to such Company Option by (2) the excess, if any, of the Per Share Merger Consideration over the exercise price, less applicable Taxes (as defined in the Merger Agreement), and any Company Option with an exercise price per Share that was greater than or equal to the Per Share Merger Consideration was cancelled at the Effective Time for no consideration, payment or right to consideration or payment.
•Each outstanding Company restricted stock unit (a “Company RSU”) was assumed and converted into a Schwab restricted stock unit (a “Schwab RSU”) denominated in a number of shares of common stock of Schwab (“Schwab Common Stock”) equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Shares subject to such Company RSU by (ii) the Equity Award Exchange Ratio (as defined below).
•Each outstanding Company restricted share (a “Company RSA”) was assumed and converted into a restricted share of Schwab Common Stock (a “Schwab RSA”) with respect to a number of shares of Schwab Common

Stock equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Company RSAs by (ii) the Equity Award Exchange Ratio.
•Each outstanding Company performance stock unit (a “Company PSU”) was assumed and converted into a Schwab RSU denominated in a number of shares of Schwab Common Stock equal to the product (rounded to the nearest whole number) obtained by multiplying (i) the number of Shares subject to such Company PSU (based on the higher of target performance and actual performance) by (ii) the Equity Award Exchange Ratio. To the extent that an “overachievement payment” (or similar term) was earned in respect of a Company PSU based on actual performance, the number of Shares subject to such Company PSU was deemed to include the number of Shares that would have been issued had such payment been fully satisfied in Shares, and the corresponding Schwab RSU did not include any further right to such a payment.
Each Schwab RSA will otherwise continue to be governed by the same terms and conditions as were applicable to the corresponding Company RSA and each Schwab RSU will otherwise continue to be governed by the same terms and conditions as were applicable to the corresponding Company RSU or PSU, as applicable, provided that (1) the vesting of a Schwab RSU will be accelerated upon a severance-qualifying termination by Schwab of the employment of the holder of the applicable Schwab RSU during the 12-month period commencing on the Closing Date (as defined in the Merger Agreement) and (2) Schwab RSUs corresponding to Company PSUs will no longer be subject to performance-based vesting conditions.
“Equity Award Exchange Ratio” means the quotient of the Per Share Merger Consideration, divided by the average, rounded to the nearest one ten thousandth, of the closing-sale prices of shares of Schwab Common Stock on the New York Stock Exchange as reported by The Wall Street Journal for the five full trading days ending on (and including) the trading day preceding the Closing Date.
The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.
On March 2, 2026, upon the consummation of the Merger and prior to the commencement of trading, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that NYSE delist the Shares. The Company requested that NYSE file a notification of removal from listing on Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the delisting of the Shares. As a result, the Shares will no longer be listed on NYSE. In addition, within ten days following the filing of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the suspension of reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
As a result of the consummation of the transactions contemplated by the Merger Agreement, a change of control occurred and the Company became a wholly owned subsidiary of Schwab.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of the Company immediately prior to the effectiveness of the Merger, ceased in serving in such capacities with the Surviving Corporation. At the Effective Time, Richard Wurster, Michael Verdeschi and Jonathan Craig, each a director of Merger Sub immediately prior to the Effective Time, became directors of the Surviving Corporation.

At the Effective Time, in accordance with the terms of the Merger Agreement, Richard Wurster became the President and Chief Executive Officer of the Surviving Corporation, Michael Verdeschi became the Vice President and Chief Financial Officer of the Surviving Corporation, Jonathan Craig became the Vice President of the Surviving Corporation, Michael Hecht became the Vice President of the Surviving Corporation, Kristopher Tate became the Vice President and Secretary of the Surviving Corporation, Mark Tellini became the Assistant Secretary of the Surviving Corporation, Adam Goethe became the Vice President and Treasurer of the Surviving Corporation and F. Aubrey Thacker became the Vice President and Controller of the Surviving Corporation.

Item 5.03 Amendments to Articles of Incorporations or Bylaws, Change in Fiscal Year.
The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.
At the Effective Time, in accordance with the terms of the Merger Agreement, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1*
Agreement and Plan of Merger, dated November 5, 2025, by and among Forge Global Holdings, Inc., The Charles Schwab Corporation and Ember-Falcon Merger Sub, Inc. (filed as Exhibit 2.1 to Forge Current Report on Form 8-K, filed on November 6, 2025 and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Forge Global Holdings, Inc.
3.2	Amended and Restated Bylaws of Forge Global Holdings, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

March 2, 2026		/s/ Richard A. Wurster
	Name:	Richard A. Wurster
	Title:	President and Chief Executive Officer